UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2016

Tangoe, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35247	06-1571143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Executive Blvd., Orange, Connecticut	06477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.                Costs Associated With Exit or Disposal Activities.

On June 15, 2016, the Board of Directors of Tangoe, Inc. (the “Company”) approved an efficiency and cost reduction initiative consisting of a reduction in force and closing of underutilized facilities.  As a result, the Company expects to lower headcount by approximately 10% and also close its office in Waltham, Massachusetts.

The Company expects to complete most of this planned initiative by the end of June 2016, with remaining cost reduction steps to be taken by the end of 2016.  The Company expects to incur total charges of approximately $3.6 million under the initiative in the second quarter of 2016, including approximately $2.9 million associated with severance and benefits continuation for terminated employees and approximately $0.7 million in facilities and other costs associated with the closing of its Waltham office.  The Company expects that substantially all of the charges incurred under the initiative will result in cash expenditures.  The estimates of total charges that the Company expects to incur in connection with the efficiency and cost reduction initiative and the timing thereof are subject to a number of assumptions, and actual results may materially differ from these estimates.

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this Current Report on Form 8-K regarding the Company’s future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about the Company’s efficiency and cost reduction initiative, including the scope of the terminations and office closures expected under the initiative, the expected timing of the completion of the initiative and the charges expected to be incurred in connection with the initiative. The Company may not actually achieve the expectations disclosed in its forward-looking statements, and investors should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the expectations disclosed in the forward-looking statements that the Company makes. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s latest Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 9, 2015. Additional information will also be set forth in the Company’s future Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and other filings that the Company makes with the Securities and Exchange Commission. The Company does not intend, and undertakes no duty, to release publicly any updates or revisions to any forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGOE, INC.

Date: June 21, 2016	By: :	/s/ Jay Zager
Jay Zager
Interim Chief Financial Officer